SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         /X/      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         / /      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                         QUERYOBJECT SYSTEMS CORPORATION
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


                            Kenneth Schlesinger, Esq.
                 OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP
                                 (212) 753-7200
--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------

         (3)      Filing Party:



--------------------------------------------------------------------------------

         (4)      Date Filed:

                         QUERYOBJECT SYSTEMS CORPORATION
                                 --------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY __, 2001
                                 --------------

To the Stockholders of QueryObject Systems Corporation:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of QueryObject Systems Corporation, a Delaware corporation (the "Company"), will be held at the Company's headquarters, located at One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577, on February __, 2001, at 10:00 A.M., local time, for the following purposes:

                  1. To approve the issuance in a private placement of shares of Common Stock, $.003 par value (the "Common Stock"), of the Company and securities exercisable for Common Stock representing more than 20% of the number of issued and outstanding shares of Common Stock; and

                  2. To transact such other business as may properly be brought before the Special Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on January 12, 2001 as the record date for the Special Meeting or any adjournments thereof. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Special Meeting.

                                       By Order of the Board of Directors



                                       DANIEL M. PESS
                                       Secretary

Dated: January __, 2001
Roslyn Heights, New York

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         QUERYOBJECT SYSTEMS CORPORATION
                         ONE EXPRESSWAY PLAZA, SUITE 208
                         ROSLYN HEIGHTS, NEW YORK 11577
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

                                FEBRUARY __, 2001
                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of Directors of QUERYOBJECT SYSTEMS CORPORATION, a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at a Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at the Company's principal executive offices located at One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577, on February __, 2001, at 10:00 A.M., local time, or at any adjournment thereof.

         The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is January __, 2001.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on January 12, 2001, the record date (the "Record Date") for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 10,361,657 outstanding shares of the Company's common stock, $.003 par value (the "Common Stock"). In January 2000, the Company consummated a one-for-three reverse stock split of its Common Stock. All share and per share amounts and option and warrant information in this Proxy Statement have been restated to reflect the one-for-three reverse stock split.

                                VOTING OF PROXIES

         Shares of Common Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, all such shares will be voted (i) for the approval of the issuance in a private placement of shares of Common Stock and securities exercisable for Common Stock representing more than 20% of the number of issued and outstanding shares of Common Stock (the "Share Issuance Proposal") and (ii) upon any other matter that may properly be brought before the Special Meeting in accordance with the judgment of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Special Meeting, or by execution of a subsequent proxy that is presented to the Special Meeting or if the stockholder attends the Special Meeting and votes by ballot, except as to any matter or matters upon which a vote will have been cast under the authority conferred by such Proxy prior to such revocation.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock as nominees for their reasonable expenses in sending soliciting material to their principals.

                                  VOTING RIGHTS

         Holders of shares of Common Stock are entitled to one vote for each share held on all matters.

         The holders of a majority of the outstanding shares of Common Stock, whether present in person or represented by proxy, will constitute a quorum for purposes of the Share Issuance Proposal and any other matters that may come before the meeting.

         Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal, because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         The affirmative vote of a majority of the votes cast by holders of Common Stock is required to approve the Share Issuance Proposal. In tabulating the votes on the proposal to approve the Share Issuance Proposal, abstentions and broker non-votes will be treated as shares that are present but that have not been voted and accordingly are not included in determining whether the Share Issuance Proposal is approved.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning ownership of the Company's Common Stock as of the Record Date, by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, each director, each executive officer and by all directors and executive officers of the Company as a group. Certain beneficial owners of more than five percent of the outstanding Common Stock have expressed an interest in purchasing securities in the private placement that is the subject of the Share Issuance Proposal. The table does not reflect any such purchases. Unless otherwise indicated, the address for each such person is in care of the Company, One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577.


                                                                       Number of Shares
                Directors, Executive Officers                           of Common Stock
                     and 5% Stockholders                             Beneficially Owned(1)             Percentage

Barry Rubenstein.............................................              2,947,443(2)                  28.3%
68 Wheatley Road
Brookville, New York 11545
Irwin Lieber.................................................              2,023,002(3)                  19.5%
767 Fifth Avenue, 45th Floor
New York, New York 10153
Barry Fingerhut..............................................              1,987,502(4)                  19.2%
767 Fifth Avenue, 45th Floor
New York, New York 10153
Seth Lieber..................................................              1,916,216(5)                  18.5%
767 Fifth Avenue, 45th Floor
New York, New York 10153
Jonathan Lieber..............................................              1,916,216(6)                  18.5%
767 Fifth Avenue, 45th Floor
New York, New York 10153
Wheatley Foreign Partners, L.P...............................              1,915,521(7)                  18.5%
c/o Fiduciary Trust
One Capital Place
Snedden Road
P.O. Box 1062
Grand Cayman
British West Indies
Wheatley Partners, L.P.......................................              1,915,521(7)                  18.5%
80 Cutter Mill Road
Great Neck, New York 11021
Joseph M. Valley, Jr.........................................                 20,000                     (8)
Robert Thompson..............................................                210,426(9)                   2.0%
Daniel M. Pess...............................................               212,565(10)                   2.0%
Rino Bergonzi................................................                 14,436(9)                   (8)
Alan W. Kaufman..............................................               186,837(11)                   1.8%
Amy L. Newmark...............................................               182,631(12)                   1.7%


                                                                       Number of Shares
                Directors, Executive Officers                           of Common Stock
                     and 5% Stockholders                             Beneficially Owned(1)             Percentage

Andre Szykier ...............................................              112,791(13)                   1.1%
All directors and executive officers as a group (7
persons).....................................................              939,686(14)                   8.5%


(1) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after the Record Date upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and that are currently exercisable (i.e., that are exercisable within 60 days after the Record
         Date) have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

(2) Based upon information contained in a report on a Schedule 13D filed jointly by Barry Rubenstein, Wheatley Foreign Partners, L.P. ("Wheatley Foreign"), Wheatley Partners, L.P. ("Wheatley"), Seneca Ventures ("Seneca"), Woodland Venture Fund ("Woodland Fund"), Woodland Partners, Rev-Wood Merchant Partners ("Rev-Wood"), Brookwood Partners, L.P.
         ("Brookwood") and certain other entities with the Securities and Exchange Commission ("SEC") and a Form 4 filed by Mr. Rubenstein with the SEC. Includes 37,152 shares of Common Stock issuable upon exercise of options held by Mr. Rubenstein. Also includes (i) 1,040 shares of Common Stock issuable upon exercise of warrants held by Woodland Partners, (ii) 1,040 shares of Common Stock issuable upon exercise of warrants held by Woodland Fund, (iii) 1,040 shares of Common Stock issuable upon exercise of warrants held by Seneca, (iv) 1,959 shares of Common Stock issuable upon exercise of warrants held by Wheatley, (v) 123 shares of Common Stock issuable upon exercise of warrants held by Wheatley Foreign, and (vi) 16,666 shares of Common Stock issuable upon exercise of options held by Rev-Wood. Mr. Rubenstein disclaims beneficial ownership of the securities held by Woodland Partners, Woodland Fund, Seneca, Wheatley, Wheatley Foreign, Rev-Wood, and Brookwood, except to the extent of his respective equity interests therein.

(3) Based upon information contained in the Wheatley 13D and Form 4 filed by Mr. Lieber and certain other information. Includes 35,500 shares of Common Stock issuable upon exercise of options held by Mr. Lieber. Also includes (i) 1,959 shares of Common Stock issuable upon exercise of warrants held by Wheatley, and (ii) 123 shares of Common Stock issuable upon exercise of warrants held by Wheatley Foreign, of which Mr. Lieber disclaims beneficial ownership, except to the extent of his respective equity interests therein.

(4) Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr. Fingerhut and certain other information. Also includes (i) 1,959 shares of Common Stock issuable upon exercise of warrants held by Wheatley, and (ii) 123 shares of Common Stock issuable upon exercise of warrants held by Wheatley Foreign. Mr. Fingerhut disclaims beneficial ownership of the securities held by Wheatley and Wheatley Foreign, except to the extent of his respective equity interests therein.

(5) Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr. Lieber. Includes 668 shares of Common Stock issuable upon exercise of options held by Mr. Lieber. Also includes (i) 1,959 shares of Common Stock issuable upon exercise of warrants held by Wheatley, and (ii) 123 shares of Common Stock issuable upon exercise of warrants held by Wheatley Foreign, of which Mr. Lieber disclaims beneficial ownership, except to the extent of his respective equity interests therein.

(6) Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr. Lieber. Includes 668 shares of Common Stock issuable upon exercise of options held by Mr. Lieber. Also includes (i) 1,959 shares of Common Stock issuable upon exercise of warrants held by Wheatley, and (ii) 123 shares of Common Stock issuable upon exercise of warrants held by Wheatley Foreign, of which Mr. Lieber disclaims beneficial ownership, except to the extent of his respective equity interests therein.

(7) Based upon information contained in the Wheatley 13D and a Form 4 filed by each of Wheatley and Wheatley Foreign and certain other information. Includes (i) 1,959 shares of Common Stock issuable upon exercise of warrants held by Wheatley, and (ii) 123 shares of Common Stock issuable upon exercise of warrants held by Wheatley Foreign. Wheatley Foreign disclaims beneficial ownership of the securities held by Wheatley and Wheatley disclaims beneficial ownership of the securities held by Wheatley Foreign.

(8)      Less than 1%.

(9)      Consists of shares of Common Stock issuable upon exercise of options.

(10) Includes 209,982 shares of Common Stock issuable upon exercise of options.

(11) Includes 78,510 shares of Common Stock issuable upon exercise of options.

(12) Includes 104,436 shares of Common Stock issuable upon exercise of options.

(13) Includes 104 shares of Common Stock owned by Remy Szykier, Mr. Syzkier's daughter, and 44,208 shares of Common Stock issuable upon exercise of options.

(14) Includes 661,998 shares of Common Stock issuable upon exercise of options.

                                   PROPOSAL I
                       APPROVAL OF SHARE ISSUANCE PROPOSAL

Background

         As indicated in the Company's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2000 (the "Form 10-QSB"), the Company is in need of additional financing to fund its operations. The Form 10-QSB also indicated that on a consolidated basis, the Company had cash and cash equivalents of $5,927,113. However, a significant portion of such cash and cash equivalents represent funds received by the Company's subsidiary, internetQueryObject Corporation ("IQO"), for use primarily for IQO's operations, in a private placement consummated in April 2000. As stated in the Form 10-QSB, on a non-consolidated basis, the Company's cash and cash equivalent balance was insufficient to satisfy its cash flow requirements beyond December 2000. In December 2000, the Company consummated an interim financing of $250,000 from Wheatley and Wheatley Foreign, two principal stockholders of the Company. Wheatley and Wheatley Foreign were issued promissory notes aggregating $250,000 principal amount bearing interest at the rate of 12% per annum (the "Interim Financing Notes"). The Company currently estimates that the proceeds from such interim financing will be sufficient to satisfy the Company's cash requirements on a non- consolidated basis until January 31, 2001. The Board of Directors of the Company has considered various means of procuring additional financing and has determined that a private placement of the Company's securities will be in the best interests of the Company. The net proceeds of the private placement will be used for sales and marketing, research and development and general working capital purposes in the proportions of 50%, 20% and 30%, respectively. The Company will not allocate any of the proceeds from the private placement to IQO.

Terms of the Offering

         In January 2001, the Company commenced a private placement (the "Offering") of units (the "Units") consisting of one share of Common Stock and two redeemable Common Stock purchase warrants (the "Warrants"). The per-Unit offering price will be 75% of the average closing price of the Company's Common Stock for the five consecutive business days ended two business days prior to the first closing (the "First Closing") (such average referred to hereinafter as the "First Market Price"), subject to subsequent adjustment. Under Rule 713 of the Listing Standards, Policies and Requirements of the American Stock Exchange (the "AMEX"), on which the Common Stock is listed, the Company is required to obtain stockholder approval in connection with any transaction, other than a public offering, that involves the issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) that equals 20% or more of the Common Stock of the Company outstanding before the issuance of such securities at a price below the greater of book or market value of the Common Stock. The minimum number of Units ( the "Minimum Number"), 2,050,000, is the number of Units that the Company can sell without obtaining stockholder approval under Rule 713, and the maximum number of Units (the "Maximum Number") will equal the number determined by dividing $3,000,000, which may be increased to $5,000,000 upon agreement of the Company and the exclusive placement agent in the offering (the "Placement Agent"), by the per-Unit offering price. The principal of and interest on the Interim Financing Notes may be converted into Units.

         The Company may not sell Units in the Offering in excess of the Minimum Number without stockholder approval. Accordingly, the Company is seeking stockholder approval for the Share Issuance Proposal. If the Company's stockholders approve the Share Issuance Proposal, the Company will be entitled to hold an additional closing (the "Final Closing") with respect to the sale of any Units in excess of the Minimum Number. In approving the Share Issuance Proposal, the stockholders will also be approving any decrease in the exercise price of the Warrants to an exercise price that is lower than the First Market Price, as described below. In the absence of stockholder approval of the Share Issuance Proposal, the Company will only hold the First Closing. There can be no assurance that the Company will consummate the First Closing or, if it consummates the First Closing, that it will consummate the Final Closing.

         Notwithstanding any of the foregoing, if (i) the Company obtains stockholder approval of the Share Issuance Proposal, (ii) there is a Final Closing, and (iii) if the average closing price of the Common Stock for the five consecutive business days ended two business days prior to the Final Closing (such average referred to hereinafter as the "Final Market Price") is less than the First Market Price, then the per-Unit offering price of all Units will be reduced to 75% of the Final Market Price and all investors who purchased Units in the First Closing will be issued additional Units to adjust to 75% of the Final Market Price the per-Unit purchase price paid by them at the First Closing.

         Each Warrant offered entitles the holder to purchase one share of Common Stock for an initial exercise price equal to $0.125 above the First Market Price during the five-year period (the "Exercise Period") commencing on the date of the First Closing, subject to prior redemption; provided, however, that the exercise price will be decreased to $0.125 above the Final Market Price if (i) the Final Market Price is lower than the First Market Price, (ii) there is a Final Closing and (iii) the Company obtains stockholder approval of the Share Issuance Proposal. As a result of this provision, the exercise price of the Warrants granted in the First Closing may be lower than the First Market Price. The Warrants are redeemable at any time at a sale price of $.01 per Warrant on not less than 30 days' notice so long as a Registration Statement under the Securities Act of 1933, as amended, is in effect covering the resale of the Common Stock issuable upon the exercise of the Warrants and the closing sale price of the Common Stock has been at least 160% of the exercise price of the Warrants for 20 consecutive days ending within two business days prior to the date on which the Company gives notice of redemption.

         The Company has agreed to file a Registration Statement no later than April 16, 2001, registering for resale the shares of Common Stock (i) purchased in the Offering, (ii) underlying the warrants and the Extra Warrants (as hereinafter defined) and (iii) underlying an option issued to the placement agent (the "Placement Agent Option") to purchase 10% of the Units sold in the First Closing and Final Closing.

         The Company must use its best efforts to have the Registration Statement declared effective by the SEC no later than the earlier of June 19, 2001 or 60 days after the initial filing (the "Target Date"). If the Registration Statement is not declared effective by the Target Date, then on the Target Date and on each monthly anniversary of the Target Date thereafter, until the earlier of the effective date of the Registration Statement or the 19th monthly anniversary of the Target Date, the Company is required to issue to each holder of Units purchased and to the placement agent or its designee as holder of the purchase option, warrants (the "Extra Warrants") to purchase a number of shares of Common Stock equal to 5% of the number of Warrants purchased by the holder in the private placement (and, as to the Placement Agent, 5% of the number of Warrants underlying the Placement Agent Option). The Extra Warrants will have the same terms as the Warrants. Each purchaser of Units will be required to execute a lock-up agreement, under which the purchaser agrees not to sell the underlying shares of Common Stock, the Warrants and any Extra Warrants for a period of 12 months after the First Closing without the prior written consent of the Placement Agent.

         The Placement Agent in the private placement will receive commissions of 8% and a non- accountable expense allowance of 3% of the gross proceeds of the private placement.

Approval of the Proposal Could Result In Significant Dilution to Existing Stockholders

         As of the Record Date, the Company had outstanding 10,361,657 shares of Common Stock. The AMEX has advised the Company that the Warrants will not be counted toward the 20% Limitation because the exercise price of the Warrants will be in excess of the market value and book value of the Common Stock on the date that the Warrants are granted. Accordingly, the Company may sell approximately 2,050,000 Units in the Offering without stockholder approval of the Share Issuance Proposal. If the stockholders approve the Share Issuance Proposal and assuming the per- Unit offering price is $0.5625 per Unit, the Company could sell up to 5,333,333 Units (or an additional 3,283,333 Units above the Minimum Number) and the Company and the Placement Agent would have the discretion to increase the number of Units sold in the Offering so that the Company could sell up to 8,888,889 Units (or an additional 6,838,889 Units above the Minimum Number). As a result, stockholders could incur significant dilution if the stockholders approve the Share Issuance Proposal. Stockholders should therefore consider the potential dilution before they approve the Share Issuance Proposal.

The Company Needs Additional Financing to Satisfy its Cash Requirements and Possibly Maintain the Listing of its Common Stock on the American Stock Exchange

         The Company anticipates that if it sells 4,000,000 Units in the Offering at an assumed offering price of $0.5625 per Unit, its cash requirements should be satisfied until 12 months after the Final Closing, but if it sells the Minimum Number (2,050,000 Units) in the Offering at an assumed offering price of $0.5625 per Unit its cash requirements should be satisfied only until three months from the First Closing. Accordingly, if the Company fails to obtain stockholder approval for the Share Issuance Proposal, the Company would be required to immediately seek additional financing. However, it is unlikely that the Company would be able to obtain such financing on a timely basis on commercially reasonable terms. If the Company is unable to obtain such financing, the Company may have to cease operations. In addition, if the Company fails to obtain stockholder approval, the Company could be delisted from the AMEX.

         In order to maintain the listing of the Common Stock on the AMEX, the Company must maintain a satisfactory financial condition and operating results, and meet other standards with respect to stockholders' equity, net losses and the aggregate market value of the Common Stock. While the Company currently satisfies the AMEX's listing and maintenance standards, if the Company is unable to obtain additional financing either through the Offering or otherwise, the

Company may fail to meet these criteria in the future, which may result in the Common Stock no longer being eligible for listing on the AMEX. If the Common Stock is delisted from the AMEX, there would be material adverse consequences for the Company and its stockholders. These consequences include, but are not limited to:

        o limited availability of market quotations for the Company's common stock;

        o         limited news coverage of the Company;

        o an adverse affect on the trading market for and market price of the Company's common stock; and

        o an adverse affect on the Company's ability to issue additional securities or secure additional financing in the future.

Interest of Certain Persons in Matters to be Acted Upon

         Certain principal stockholders of the Company have expressed a preliminary interest in purchasing securities in the Offering. Should such principal stockholders choose to invest in the Offering, their investment would be on the same terms and conditions as are available to other investors in the Offering.

Vote Required

         The affirmative vote of a majority of the votes cast by holders of Common Stock is required to approve the Share Issuance Proposal. In tabulating the votes to approve the Share Issuance Proposal, abstentions and broker non-votes are not considered shares entitled to vote and are not included in determining whether the Share Issuance Proposal is approved.

Recommendation of the Board of Directors

         The Board of Directors has considered the Share Issuance Proposal and believes that it is in the best interests of its stockholders.

         The Board of Directors unanimously recommend that the Company's stockholders vote FOR the Share Issuance Proposal.

                           ANNUAL AND QUARTERLY REPORT

         All stockholders of record as of the Record Date, are being sent herewith a copy of the Company's (i) Annual Report on Form 10-KSB for the year ended December 31, 1999, which contains certified financial statements of the Company for the year then ended and (ii) Quarterly Report on Form 10-QSB for the quarter ended September 30, 2000. This Proxy Statement incorporates by reference the Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in such reports.

         ANY STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999 (WITHOUT EXHIBITS) AND QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER 30, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO DANIEL M. PESS, CHIEF FINANCIAL OFFICER AND SECRETARY, AT QUERYOBJECT SYSTEMS CORPORATION, ONE EXPRESSWAY PLAZA, SUITE 208, ROSLYN HEIGHTS, NEW YORK 11577.

                                  OTHER MATTERS

                  As of the date of this Proxy Statement, management knows of no matters other than those set forth herein that will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.



Daniel M. Pess
Secretary

January __, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         QUERYOBJECT SYSTEMS CORPORATION

                    Proxy -- Special Meeting of Stockholders
                                February __, 2001

                  The undersigned, a stockholder of QueryObject Systems Corporation, a Delaware corporation (the "Company"), does hereby appoint Robert Thompson and Daniel M. Pess, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at the Company's principal executive offices, located at One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577, on February __, 2001 at 10:00 A.M., local time, or at any adjournment or adjournments thereof.

                  The  undersigned   hereby  instructs  said  proxies  or  their
substitutes:

         1.       TO APPROVE THE SHARE ISSUANCE PROPOSAL.


               ______  FOR   _____  AGAINST    _____  ABSTAIN


         2.        DISCRETIONARY AUTHORITY:

              In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the Special Meeting.


         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO APPROVE THE SHARE ISSUANCE PROPOSAL.

         The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement, both dated January __, 2001, a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 and a copy of the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2000.

Dated _______________________ 2001


_____________________________ (L.S.)